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                                                                    EXHIBIT 23.1

                    FORM OF CONSENT OF INDEPENDENT AUDITORS

     WHEN THE TRANSACTION REFERRED TO UNDER "REINCORPORATION" IN NOTE 7 OF NOTES TO FINANCIAL STATEMENTS HAS BEEN CONSUMMATED, WE WILL BE IN A POSITION TO RENDER THE FOLLOWING CONSENT.

                                          KPMG PEAT MARWICK LLP

The Board of Directors
Siebel Systems, Inc.:

     We consent to the use of our report included herein and to the reference to our firm under the headings "Selected Financial Data" and "Experts" in the prospectus.

San Jose, California
May 14, 1996